CENTURY REALTY TRUST

                    320 N. Meridian Street - Suite 823
                           Indianapolis, IN 46204


April 6, 2005

TO OUR SHAREHOLDERS:

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 4, 2005

     The annual meeting of shareholders of CENTURY REALTY TRUST, an Indiana business trust, will be held at the Skyline Club, 36th Floor, One American Square (northwest corner of W. Ohio and N. Illinois Streets), Indianapolis, Indiana, on Wednesday, May 4, 2005, at 10:30 A.M. for the following purposes:

(1)     To elect four trustees; and

(2) To act on such other business as may properly come before the meeting and all adjournments thereof.

The Trustees have fixed the close of business on March 28, 2005, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                    BY ORDER OF THE TRUSTEES,

                                             John W. Adams



                                                           Secretary






PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY, THE ACCOMPANYING PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                             CENTURY REALTY TRUST
                       320 N. Meridian Street - Suite 823
                            Indianapolis, IN 46204

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Trustees of Century Realty Trust, an Indiana business trust (the Trust), the principal offices of which are located at 320 N. Meridian Street-Suite 823, Indianapolis, Indiana 46204. This proxy statement and the enclosed proxy were mailed on April 6, 2005. The enclosed proxy is solicited for use at the annual meeting of shareholders to be held May 4, 2005.

     All shares represented by the enclosed proxy will be voted in accordance with the instructions given by the shareholders, but where no instruction is given, the shares will be voted FOR the election of the nominees for Trustee. The Board does not know of any other matter to be acted upon at the meeting. However, if any matter properly comes before the meeting, the shares will be voted in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it at any time before it is exercised by execution of another proxy or by attendance in person at the meeting.

     The entire cost of soliciting proxies will be borne by the Trust. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram by trustees and officers of the Trust and their agents.

                               PURPOSE OF MEETING

     The purpose of the meeting is to elect four trustees and to act on such other business as may properly come before the meeting. The Board of Trustees is not aware of any other business which may come before the meeting. However, the enclosed proxy authorizes the proxy holders named therein to vote on all other matters that may properly come before the meeting, and it is the intention of the proxy holders to take such action in connection therewith as shall be in accordance with their best judgment.

                                      VOTING

     The close of business on March 28, 2005, has been fixed as the record date for determining which shareholders are entitled to notice of and to vote at the meeting. As of March 28, 2005, the Trust had 1,798,112 shares of beneficial interest outstanding. In order to constitute a quorum, one-third of the outstanding shares must be represented at the meeting, but, if a quorum is not present, the meeting may adjourn from time to time. Any abstentions or "broker non-votes" (shares held by a stockbroker of other nominee of a beneficial owner who does not have express or discretionary authority to vote on a particular matter and had not received instructions from the beneficial owner) will be counted as present at the meeting for the purpose of determining a quorum.

     Each share is entitled to one vote with respect to every matter submitted to a vote at the meeting, including the election of trustees. No cumulative voting is permitted. Trustees are elected by a plurality of the votes cast in the election. Abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominees.

                        SHARE OWNERSHIP INFORMATION

     No person is known to the Trust to own of record or beneficially more than 5% of the Trust's outstanding shares of beneficial interest except as set forth in the following table. The information below is as of March 28, 2005.

Title of        Name of                   Amount and Nature of       Percent
Class           Beneficial Owner          Beneficial Ownership       of Class
_______________________________________________________________________________

Shares of       John I. Bradshaw, Jr.            94,753 (1)              5.3%
Beneficial      320 N. Meridian Street
Interest        Indianapolis, IN 46204

Shares of       Murray R. Wise                  113,966 (2)              6.3%
Beneficial      4309 Crayton Road
Interest        Naples, FL 34103

Shares of       David C. Eades                  114,600 (3)              6.4%
Beneficial      1701 Broadmoor Drive
Interest        Champaign, IL 61821

Shares of       Oppenheimer Investment          134,029 (4)              7.4%
Beneficial      Partnership, LP
Interest        119 West 57th Street
                New York, NY 10019

Shares of       Prana Securities Adviser, LLC   264,449 (5)             14.7%
Beneficial      333 West 52nd St., Ste 600
Interest        New York, NY 10019

  (1) John I. Bradshaw, Jr., is sole owner of 92,294 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.

  (2) Murray R. Wise is sole owner of 103,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 7,083 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.

  (3) David C. Eades is sole owner of 87,300 shares and shares voting and investment power with respect to 6,000 shares owned by his spouse, 16,300 shares owned by the Eades Foundation and 5,000 shares owned by the Helen Virginia Eades Trust.

  (4) Oppenheimer Investment Partnership, LP is sole owner of 125,029 shares and shares voting and investment power with respect to 9,000 shares owned by Oppenheimer-Close International, Ltd., a Bermuda based investment fund.

  (5) The following persons and entities share voting and investment power with respect to the indicated shares: Prana Securities Adviser, LLC, a New York limited liability company (the "Investment Manager"), is the investment adviser to Prana Securities Fund I, L.P., a Delaware limited partnership (the "Fund), the record holder of the indicated shares. The general partner of the Fund is Prana Securities Manager, LLC, a Delaware limited liability company (the "General Partner"). Prana Real Estate Securities, LLC, a California limited liability company, is the sole member of the General Partner and the Investment Manager, and a manager of the General Partner. Prana Holding Company, LLC, is the sole member of Prana Real Estate Securities, LLC. Kurt C. McCracken is Chairman and a Manager of Prana Holding Company, LLC. Neil C. McKinnon is the Manager of Prana Real Estate Securities, LLC, and President and a Manager of Prana Holding Company, LLC.



                              ELECTION OF TRUSTEES

     The Board of Trustees, without having designated a nominating committee, determines trustee nominations as a full Board. The Board of Trustees includes seven individuals who meet the definition of "independent director" in the rules of the NASDAQ Stock Market, as well as the individual serving as President and Chief Executive Officer of the Trust. The Board of Trustees believes that the determination of nominees is benefited by the knowledge and perspective of all of these individuals acting together as the full Board.

     The Board of Trustees will consider, on a case by case basis, trustee candidates recommended by shareholders generally in the same manner as candidates recommended by a trustee or an officer of the Trust. The Board adopted on September 28, 2004, a written policy for how it will consider such recommendations. This policy provides that in evaluating nominees, the Board will:

     *  consider whether a current board member wishes to be re-
        elected;
     * if a new nominee is needed, determine the skills and experience desired in a new trustee, such as business experience, financial expertise, compatible  business development expertise or other qualities, skills or background which the Board feels are necessary or desirable to have represented on the Board;
     *	identify potential nominees who have such skills and experience;
     *	determine whether the candidates are willing and able to serve, if elected;
     *	develop a consensus within the Board with respect to which,
        among the available potential nominees, would be best suited for the position;
     *	become acquainted with the nominee and conduct a background
        investigation; and
     *	nominate the candidate, with the determination made by a vote of a majority of the independent members of the Board of Trustees.

     A shareholder who wishes to recommend a nominee must submit a written request to do so to the Secretary of the Trust on or before November 30 of the year immediately preceding the annual meeting of shareholders. The written request must include the full name, age, business or residential address and principal occupation of the potential nominee. The recommending shareholder must state the number of shares in the Trust that such shareholder beneficially owns and the length of time such shares have been so owned.

     In addition, the Trust's Trust Instrument provides that nominations for Trustees may be made from the floor at the annual meeting.

     The Trust Instrument provides that the number of Trustees shall be fixed from time to time by a resolution passed by a majority of the Trustees, but shall not be less than five (5) nor more than nine (9). The number of Trustees is presently fixed at eight (8), but will increase to nine (9) effective May 4, 2005. At the most recent election of trustees, held at the annual meeting of shareholders on May 5, 2004, holders of 79.7% of the then outstanding shares were present at the meeting, in person or by proxy, and participated in the election.

     The Sarbanes-Oxley Act of 2002 requires that the Audit Committee consist entirely of independent board members, at least one of whom must be a financial expert. Rules subsequently promulgated by the Securities and Exchange Commission ("SEC") define the qualifications of a financial expert. Larry S. Boulet, a qualified financial expert, is a member of the board and chairman of the Audit Committee.

     Four trustees will be elected at the meeting, three for terms of three
(3) years and one for a term of two (2) years. They will serve until their successors are elected and qualified or until their earlier resignation, retirement, removal from office or death. Unless authority is withheld, the enclosed proxy will be voted in favor of electing as trustees: Larry S. Boulet, Michael W. Malafronte and Neil C. McKinnon, each for a term of three years, and Francis M. Hapak for a term of two years. All four nominees have been designated by the Board. Messrs. Boulet and Hapak are presently serving as trustees. Messrs. Malafronte and McKinnon were recommended for nomination by non-management shareholders.

     In the event a nominee should become unavailable for election for any reason, which event is not expected to occur, the proxies will be voted for a substitute recommended by the Board of Trustees. The following table contains information with respect to the nominees:

                                                                  Shares of
                                                  Period During   the Trust
                                                  Which He        Beneficially
			    Principal Occupation  Served as a     Owned as of
Name and Address        Age for Past Five Years   Trustee         March 28, 2005
                                                  (Term to End)
______________________________________________________________________________
Larry S. Boulet (1)     58  President             2003 to date      5,100 (.03%)
Indianapolis, IN            Boulet Consulting LLC     (2008)
                            Business Consulting
                            (since July, 2002)

                            Senior Audit Partner
                            Pricewaterhouse Coopers LLP
                            Public Accounting
                            (1998 to July, 2002)
                            Other Directorships:
                                None


Michael W. Malafronte(2)30  Principal                   N/A       134,029 (7.4%)
New York, NY                Oppenheimer + Close, Inc.  (2008)
                            Financial Investments
                            Other directorships:
                                Bresler & Reiner, Inc.

Neil C. McKinnon (3)    46  President & CEO             N/A      264,449 (14.7%)
San Francisco, CA           Prana Holding Company, LLC (2008)
                            (Since January 1, 2001)

                            President
                            Prana Investments, Inc.
                            (Since July 1, 1997)
                            Other Directorships:
                                None

Francis M. Hapak (4)    79  Real estate investor    1987 to date  76,605 (4.26%)
Indianapolis, IN            Self employed              (2007)
                            Other Directorships:
                                None

(1)  Shares are held with sole voting and investment power.

(2) Michael W. Malafronte shares voting and investment power with respect to 125,029 shares owned by Oppenheimer Investment Partnership, LP and 9,000 shares owned by Oppenheimer - Close International, Ltd. See Note 4 to Share Ownership Information.

(3) Neil C. McKinnon shares voting and investment power with respect to 264,449 shares owned by Prana Securities Adviser, LLC. See Note 5 to Share Ownership Information.

(4) Francis M. Hapak is the sole owner of 38,392 shares and shares voting and investment power with respect to 38,213 shares owned by Charlotte H. Hapak, his wife.


                        INFORMATION RELATIVE TO MEMBERS OF THE BOARD
                        OF TRUSTEES WHOSE TERMS HAVE NOT YET EXPIRED

                                                                   Shares of
                                                   Period During   the Trust
                                                   Which He        Beneficially
                           Principal Occupation    Served as a     Owned as of
Name and Address     Age   for Past Five Years     Trustee         March 28,2005
                                                   (Term Ends)
________________________________________________________________________________
John W. Adams (1)     56   Principal               1996 to date     2,100(0.12%)
Indianapolis, IN           JWA Sports, LLC            (2006)
                           Private investments
                           (Since January, 2004)

                           Vice President
                           Browning Investments, Inc.
                           Real estate development
                           (January 1990 to November 2004)
                           Other Directorships:
                               None

John I. Bradshaw, Jr.(2)74 President and CEO       1982 to date    94,753(5.27%)
Indianapolis, IN           Century Realty Trust       (2006)
                           Other Directorships:
                               None

Marvin L. Hackman (1) 71   Partner, Hackman        2000 to date     1,200(0.07%)
Indianapolis, IN           Hulett & Cracraft, LLP     (2006)
                           Attorneys at Law
                           Other Directorships:
                               None

John J. Dillon (3)    45   Businessman             2000 to date    23,128(1.29%)
Indianapolis, IN           Self employed              (2007)
                           (August 2000 to January,
                           2002 and since March 1, 2003)

                           Chief Operating Officer
                           Standard Management Corp.
                           Financial services holding co.
                           (January, 2002 to March 1, 2003)

                           Chief Administrative Officer
                           Analytical Surveys, Inc.
                           Digital mapping
                           July, 1997 to August 2000
                           Other Directorships:
                               Indianapolis Bond Bank

Murray R. Wise (4)    56   Chairman and CEO        2000 to date    113,966(6.3%)
Naples, FL                 Westchester Group, Inc.    (2007)
                           Agricultural investments
                           Other Directorships:
                               None

John A. Wallace (5)   81   Real estate investor    1973 to date    16,500(0.92%)
Indianapolis, IN           Self employed              (2005)
                           Other Directorships:
                               None


Trustees and Officers as a Group (9 persons)                 715,330(39.78%) (5)

  (1) Shares are held with sole voting and investment power.

  (2) John I. Bradshaw, Jr., is sole owner of 92,294 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.

  (3) John J. Dillon is sole owner of 3,688 shares and shares voting and investment power with respect to 19,440 shares owned by Dillon Family Limited Partnership in which he is a limited partner.

  (4) Murray R. Wise is sole owner of 103,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 7,083 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.

  (5) John A. Wallace is the sole owner of 15,000 shares and shares voting and investment power with respect to 1,500 shares owned by his spouse. Mr. Wallace is not seeking reelection to the Board, and is retiring effective May 4,2005. Consequently his share totals are not included in the total shareholdings of Trustees and Officers as a group noted above.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain Trustees, Officers and share owners of 10% or more of the Trust's shares file with the SEC and the Trust an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of shares of the Trust, and certain amendments thereto. Based solely on its review of such forms received by the Trust, the Trust is unaware of any instances not previously reported in which any of said persons did not timely comply with filing requirements under Sec. 16(a) during the fiscal years ended December 31, 2003 and 2004, except for Mr. Hackman who belatedly filed a Form 4 in 2003 for an option exercised in 2003, and except for Mr. Wise who belatedly filed a Form 4 in 2004 for an option exercised in 2003.

                            COMPENSATION OF TRUSTEES

     Each trustee, except the individual named in the "Summary Compensation Table", is paid $750 per quarter plus $300 for each meeting of the trustees attended by him. Members of the audit committee are each paid $300 for attendance at each meeting of the committee. In addition, Trustees are paid amounts, not in excess of $300 each day, for property inspections and special assignments. No additional compensation is paid to those trustees, other than John I. Bradshaw, Jr., who are also officers of the Trust. In 2004, under these arrangements, the Trust paid a total of $54,600 in trustee compensation to all trustees who, individually, were paid amounts ranging from $6,900 to $9,000.

     Except as set forth in the following schedules, no options, warrants, or rights of any kind were granted or exercised during 2004. No long term or deferred compensation arrangements have been awarded to any trustee, officer or employee of the Trust.

                               EXECUTIVE OFFICER

     John I. Bradshaw, Jr. is the sole executive officer of the Trust. He has held the position of President and Chief Executive Officer since 1982.

                            SUMMARY COMPENSATION TABLE

                               Annual Compensation
                    ______________________________________
                                                                    Long-Term
                                                        Other       Compensation
Principal                                               Compen-     Awards
Position                Year    Salary($)   Bonus($)    sation($)   Options(#)
________________________________________________________________________________

John I. Bradshaw, Jr.   2004    99,000        -	        1,619*          -
President               2003    99,000        -         2,686*          -
Chief Exec. Officer     2002    99,000        -         2,686*          -

  *  Compensation equivalent of club dues paid on behalf of named individual.

                       OPTION GRANTS IN LAST FISCAL YEAR

							              Potential Realizable
							                Value at Assumed
			  Individual Grants                             Annual Rates Stock
			      % of Total     Exercise	             Price Appreciation for
               Options     Option Granted    Price per  Expiration          Option Term
Name	       Granted(#)  In Fiscal Year    Share        Date           5%	    10%
___________________________________________________________________________________________

Larry S. Boulet 5,000         100%            $10.80     5/1/07       $8,512      $17,874



The Options are exercisable at any time until the expiration date. Upon exercise, shares in treasury, to the extent available, will be issued.

The exercise price per share represents the closing share price on the date of grant.



                    OPTIONS EXERCISED IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION VALUE

                                                                  Value of
                                                                 Unexercised
                                              Unexercised        In-The-Money
                                            Options at Fiscal  Options at Fiscal
                Shares Acquired  Value         Year End (#)       Year End **
Name            On Exercise (#)  Realized*  (All Exercisable)  (All Exercisable)
________________________________________________________________________________

Larry S. Boulet   2,000          $11,100         3,000              $20,070

* Value realized based on the closing share prices on the dates exercised. ** Value based on 17.49 per share, the closing price on December 31, 2004.

                      OTHER MANAGEMENT INFORMATION

     The Board of Trustees held twelve (12) scheduled meetings during 2004. Each of the Trustees attended 75% or more of those meetings and of meetings of the Audit Committee on which he serves. The Trust does not have a policy with regard to attendance by board members at annual meetings. All eight board members attended the last annual shareholders meeting held on May 5, 2004, and all of the current board members and nominees are expected to attend the 2005 meeting.

     A shareholder may communicate with the Board of Trustees or any individual trustee by mailing a communication to the Trust addressed to the Board of Trustees or the individual trustee. All of such communications, except those clearly of a marketing nature, will be forwarded directly to the appropriate individual trustee or presented to the full Board of Trustees at a meeting of the Board of Trustees.

     The Board of Trustees has a standing Audit Committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during 2004 is set forth in the "Audit Committee Report" and "Audit Committee Charter" included in this annual proxy statement. All of the members of the Audit Committee are independent (as defined in the Trust's NASDAQ listing requirements) of management of the Trust. The Board of Trustees has not designated standing nominating or compensation committees.


                         AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The committee is comprised of three members, all of whom are independent from the Trust and the Trust's management (as defined by all applicable rules and regulations). In performing its oversight responsibilities, the Audit Committee operates under a written charter, which was updated in 2004 to reflect requirements of the SEC. The charter is reproduced as an appendix to this proxy statement.

     In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Trust's accounting principles as required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented, and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has been provided with the written disclosures and the letter required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors' independence from management and the Trust.

     The committee discussed with the Trust's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Trust's internal controls, and the overall quality of the Trust's financial reporting. The committee held three meetings during 2004.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC. The committee recommended, and the Board approved, the selection of the Trust's independent auditors.

Larry S. Boulet, Audit Committee Chairman
John W. Adams, Audit Committee Member
Murray R. Wise, Audit Committee Member

March 10, 2005

                                  AUDITORS

     The Board of Trustees appointed the firm of Ernst & Young LLP, as auditors for the Trust for the year ended December 31, 2004. This firm has previously audited the Trust's financial statements each year beginning with 1973. The Audit Committee approved all non-audit services before they were performed following specific consideration as to the possible effects of such services on the independence of the auditors. Following a schedule of fees billed to the Trust and its subsidiaries by Ernst & Young during 2004 and 2003:

                                           2004           2003
                                          _____          _____
        Audit Fees (1)                   $80,500        $55,000
        Audit-Related Fees (2)            None           $2,734
        Tax Fees (3)                     $31,000        $41,308
        All Other Fees (4)                None           None

  (1) Audit Fees - Fees for professional services performed by Ernst & Young for the audit of the Trust's annual financial statements and review of financial statements included in the Trust's 10-Q filings.

  (2) Audit-Related Fees - Fees for services such as due diligence related to potential acquisitions and consulting on financial accounting/reporting standards.

  (3) Tax Fees - Fees for services with respect to tax compliance, tax advice and tax planning. This includes review of federal and state tax returns for the Trust and its consolidated subsidiaries, and preparation of federal and state tax returns for Partnerships controlled, but not wholly-owned, by the Trust.

  (4) All Other Fees - Fees, of which there were none in 2004 and 2003, for permissible work performed by Ernst & Young that does not meet the above category descriptions.

     A representative of Ernst & Young is expected to be present at the annual meeting of shareholders, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.


                           PROPOSALS OF SHAREHOLDERS

     In order to be included in the proxy statement for the 2006 annual meeting of shareholders, proposals by shareholders of the Trust must be received by the Secretary at the office of the Trust not later than November 30, 2005. The proponent (or duly authorized representative) must be present at the 2006 annual meeting to introduce such proposal. The timeliness requirement for inclusion in the proxy statement does not prevent, as permitted by the Trust's Trust Instrument, a shareholder of the Trust from nominating from the floor of an annual meeting an individual for election as a Trustee.

                                ANNUAL REPORT

     The annual report for 2004, including audited financial statements for the year ended December 31, 2004, is included herewith as a separate enclosure,
but is not incorporated herein by reference.   A copy of the Annual Report on
Form 10K for 2004 filed with the SEC will be furnished free of charge to any shareholder upon written request to the Secretary at the office of the Trust.

                          BY ORDER OF THE TRUSTEES

                                          John W. Adams

                                                        Secretary






                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                        TRUSTEES
                        The undersigned hereby appoints Marvin L. Hackman, John W. Adams and Murray R. Wise, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Century Realty Trust held of record by the undersigned on March 28, 2005, at the meeting of shareholders to be held on May 4, 2005, or any adjournment thereof.


1.  ELECTION OF TRUSTEES

    Francis M. Hapak (two year term)        FOR ________  VOTE WITHHELD _______
    Larry S. Boulet (three year term)       FOR ________  VOTE WITHHELD _______
    Michael W. Malafronte (three year term) FOR ________ VOTE WITHHELD _______ Neil C. McKinnon (three year term) FOR ________ VOTE WITHHELD _______

2. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

       THIS PROXY WHEN PROPELY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE,
       THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
            (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



RECEIPT OF THE PROXY STATEMENT DATED APRIL 6, 2005, IS HEREBY ACKNOWLEDGED

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

     THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.


                                                        NUMBER OF SHARES




DATED _______________, 2005 ____________________________________________________
                                                  Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY

                            ____________________________________________________
USING THE ENCLOSED ENVELOPE.          Signature of Joint Owner (if applicable)






                                  APPENDIX

                           AUDIT COMMITTEE CHARTER
                         Adopted as of March 11, 2004

I.  Statement of Purpose

     The Audit Committee ("Committee") is established by and amongst the Board of Trustees (the "Board") of Century Realty Trust ("the Trust") for the primary purpose of assisting the Board in:

     * overseeing the integrity of the Trust's financial statements,

     * overseeing the Trust's compliance with certain legal requirements,

     * overseeing the independent auditors' qualifications, independence and performance, and

     * overseeing the Trust's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and the Code of Ethics for Senior Financial Officers approved by the Board.

     The Committee will regularly report to the Board regarding the execution of its responsibilities, which are described in Section III of the Charter.

     In performing its duties and responsibilities the Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate. The Trust shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditors and advisers that the Committee may engage.

     Consistent with its purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Trust's policies, procedures and practices. The Committee should also provide an open avenue of communication among the independent auditors, senior management and the Board.

II.  Organization

     A. Charter- At least annually, the Audit Committee members shall review and assess this Charter and any proposed changes shall be submitted to the Board of Trustees for approval.

     B. Members- The Audit Committee shall be comprised of at least three trustees as determined by the Board, each of whom shall be an independent trustee (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of the member's independent judgment. All Committee members shall have a working familiarity with basic finance and accounting practices, and at least one Committee member shall be a "financial expert" in compliance with the criteria established by the Securities and Exchange Commission (SEC).

     Vacancies or additions to the Committee may be filled at any time during the year by action of the full Board. The term of service for Committee members shall be one year or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the Committee may designate a Chair by majority vote of the full Committee membership.

     C. Meetings- In addition to its review of the Trust's quarterly interim financial statements, the Committee shall meet at least three times annually. Meetings may be conducted through the use of any means of communication by which all members may simultaneously hear each other during the meeting.

     D. Executive Sessions- The Trust's financial management and others may from time to time be requested to attend the Committee's meetings. At the conclusion of each meeting attended by members of management, the Chair may conduct an executive session where trustees meet without management participation.

     E. Quorum; Action by Committee- A quorum at any Committee meeting shall be at least a majority of the Committee. All determinations of the Committee shall be at least a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

     F. Agenda, Minutes and Reports- The Chair of the Committee shall be responsible for establishing the agenda for the Committee's meetings.

     G. Performance- The Committee shall annually evaluate its performance and develop criteria for such evaluation.

III.  Responsibilities

The following shall be the Committee's principal responsibilities:

A.  Documents/Reports/Accounting Information Review

     1. Review and discuss with management the Trust's annual financial statements, quarterly interim financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Trust to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

     2. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors the quarterly Form 10-Qs prior to their filing (or prior to the release of earnings). The review of Form 10-Qs may be performed by the Chair of the Committee acting on behalf of the Committee.

     3. Review earnings press releases with management, including review of "pro-forma" or "adjusted" non-GAAP information, if any.

     4. Discuss with management any financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

B.  Independent Auditors

     1. Appoint (subject to shareholder ratification, if the Board determines such ratification should be submitted to the Trust's shareholders), compensate, and oversee the work performed by the independent auditors for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. Review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The independent auditors shall report directly to the Committee and the Committee shall oversee the resolution of any disagreements between management and the independent auditors. Consider whether the auditors' performance of permissible non-audit services is compatible with the auditors' independence.

     2. Review with the independent auditors any audit related problems or other difficulties and management's response; review the independent auditor's attestation and report on management's internal control report; and hold timely discussions with the independent auditors regarding the following:

     * all critical accounting policies and practices;

     * all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors:

     * other material written communications between the independent auditors and management including, but not limited to, the management letter and schedule of unadjusted differences; and

     * an analysis of the auditors' judgment as to the quality of the Trust's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

     3. At least annually, obtain and review a report by the independent auditors describing:

     * the auditing firm's internal quality control procedures;

     * any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

     * (to assess the auditors' independence) any relationships between the independent auditors and the Trust.

     4. Review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be performed by the Audit Committee Chair with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by
Section 13(a) of the Securities Exchange Act of 1934.

     5. Follow hiring practices, compliant with governing laws or regulations, for employees or former employees of the independent auditors.

C.  Financial Reporting Processes and Accounting Policies

     1. In consultation with the independent auditors periodically review the integrity of the Trust's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

     2. Review with management and the independent auditors any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles, and major issues as to the adequacy of the Trust's internal controls and any special steps adopted in light of material control deficiencies.

     3. Review analyses prepared by management and the independent auditors setting forth financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements.

     4. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Trust.

     5. Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls, or auditing matters.

     6. Establish and maintain procedures for the confidential, anonymous submission by Trust employees and employees of the management company engaged by the Trust regarding questionable accounting or auditing matters.

D.  Ethical Compliance, Legal Compliance, and Risk Management

     1. Establish, review and periodically update the Trust's Code of Ethics for Senior Financial Officers. Ensure that the Code complies with applicable rules and regulations.

     2. Review Senior management's monitoring of the compliance with the Trust's Code of Ethics for Senior Financial Officers, and ensure that management has the proper review system in place to ensure that the Trust's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     3. Review, with the Trust's general counsel, legal compliance matters including corporate securities trading policies.

     4. Review, with the Trust's general counsel, any legal matter that could have a significant impact on the Trust's financial statements.

     5. Discuss the Trust's policies with respect to risk assessment and risk management. Such discussions should include the Trust's major financial and accounting risk exposures and the step(s) management has undertaken to mitigate or control the risks.

E.  Other Responsibilities

     1. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     2. Prepare the report that the SEC requires be included in the Trust's annual proxy statement.

     3. Perform any other activities consistent with this Charter, the Trust's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.  Limitations of the Audit Committee's Role

     While the Audit Committee has the responsibilities and authority as set forth in this Charter, it is not the Audit Committee's duty to plan or conduct financial statement audits or to determine that the Trust's internal or external financial statements and related disclosures are complete and accurate or that they are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the Trust's management and the independent auditors.

                      (End of Audit Committee Charter)